Exhibit 10.100

ASSUMPTION AGREEMENT

THIS ASSUMPTION AGREEMENT (this “Agreement”) dated as of the 3rd day of August 2007 (the “Effective Date”), among FRISCO SQUARE F1-1, LTD., a Texas limited partnership (“Maker”); BHFS III, LLC, a Delaware limited liability company (“Borrower”); and COMPASS BANK, an Alabama banking corporation (“Lender”).

WITNESSETH THAT:

WHEREAS, Maker has executed and delivered to Lender (i) that certain Promissory Note (the “Note”) dated March 8, 2007, payable to the order of Lender in the original principal sum of $8,889,000.00, with interest and principal payable as therein, (ii) a Deed of Trust, Security Agreement, Fixture Filing and Assignment Leases and Rents dated of even date with the Note from Maker to Lee Q. Vardaman, Trustee, securing the payment of the Note, covering certain real and personal property described therein, including without limitation, the property described in Exhibit A attached hereto and made a part hereof (the “Mortgaged Property”), recorded under Clerk’s File No. 20070309000324820 in the Real Property Records of Collin County, Texas, (the “Deed of Trust”), and (iii) a Construction Loan Agreement dated of even date with the Note, executed by and between Maker and Lender (the “Loan Agreement”), reference being here made to the Deed of Trust and the record thereof for all purposes (the Note, Deed of Trust, Loan Agreement, and all other documents executed by Maker and/or any other party or parties evidencing or securing or otherwise in connection with the loan evidenced by the Note (the “Loan”) being herein collectively called the “Loan Documents”);

WHEREAS, the payment and performance of all of the obligations of Maker under the Loan Documents are guaranteed by James C. Leslie, Cathy R. Sweeney, A. Brant Bryan and David F. Stringfield (collectively, the “Existing Guarantor”), pursuant to that certain Guaranty (the “Existing Guaranty”) dated of even date with the Note executed by Existing Guarantor in favor of Lender;

WHEREAS, the Loan Documents provide that the indebtedness evidenced thereby may, at the option of the holder thereof, be accelerated if Maker or any assignee of Maker sells or conveys any or all of the Mortgaged Property without the consent of Lender;

WHEREAS, Maker desires to transfer the Mortgaged Property to Borrower;

WHEREAS, Lender has been requested to consent to the conveyance of the Mortgaged Property to Borrower and Lender is willing so to consent upon compliance with the terms and provisions of this Agreement; and

WHEREAS, Lender is the owner and holder of the Note;

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                          Consent to Transfer.  Lender hereby consents to the conveyance of the Mortgaged Property to Borrower in accordance with a deed in a form approved by Lender (the “Deed”), and waives its option to accelerate the maturity of the Loan as provided in the Loan Documents, without prejudice to its rights with respect to any future conveyance of said property or any interest therein, subject, however, to the performance and satisfaction of the terms and conditions set forth in this Agreement.

2.                          Assumption of Loan.  Maker hereby transfers, assigns and delivers to Borrower all of Maker’s rights, titles, and interests in and to the Loan Documents. Maker hereby binds itself and it successors, to warrant and forever defend all and singular the Loan Documents unto Borrower and Borrower’s successors and assigns. Borrower hereby (i) assumes and promises to pay and perform all of the indebtedness, liabilities, covenants, agreements, duties and obligations of Maker under the Note and the other Loan Documents, and (ii) agrees to be bound by all of the terms, conditions and provisions of the Note and the Loan Documents, as any of the foregoing may be modified as provided in this Agreement, as if it were the maker thereunder. Notwithstanding anything to the contrary contained in any of the Loan Documents or this Agreement, the Loan shall be fully recourse to Borrower, and Borrower shall be fully and personally liable for the repayment of all outstanding principal, accrued interest and all other sums outstanding under the Loan Documents and the performance of all obligations of Maker under the Loan Documents. From and after the Effective Date, any reference in the Loan Documents to “Borrower”, “Maker”, “Grantor” or other similar references shall mean and refer to Borrower.

3.                          Conditions to Assumption.  The following are conditions precedent to Lender’s obligations to consent to the assumption of the Loan by Borrower:

(a)                      Existing Guaranty.  Existing Guarantor shall remain liable under the Existing Guaranty for all indebtedness and obligations of Maker and Borrower under the Loan Documents, and Existing Guarantor shall not be released from any liability or obligations on account of the transactions evidenced by this Agreement or the Deed.

(b)                     Organizational Documents.  Borrower shall provide to Lender current, certified copies of all organizational documents of Borrower and all appropriate consents or resolutions authorizing the assumption of the Loan by Borrower, all of which shall be in form and substance acceptable to Lender. In addition, Borrower shall deliver to Lender such opinions of counsel as may be required by Lender as to such matters, and further opining that the Deed, this Agreement and the other Loan Documents are enforceable obligations of Borrower, as applicable.

(c)                      In the event that Borrower enters into any new property management agreement (a “New Management Agreement”) for the Mortgaged Property with another property manager other than that set forth in the Loan Agreement (a “New Property Manager”), such New Property Manager and New Management Agreement shall be subject to the prior written consent of Lender, which consent shall not be unreasonably withheld. In such event, the New Property Manager shall also enter into a subordination of the New Management Agreement on terms and conditions acceptable to Lender pursuant to which the New Management Agreement shall be made subordinate in all respects to the Loan Documents.

4.                          Outstanding Balance of Loan.  Maker, Borrower and Lender hereby acknowledge that the unpaid principal balance of the Note as of the Effective Date is $1,000.00, with interest paid up to and including July 1, 2007. As of the Effective Date, $8,888,000.00 of the Loan proceeds remain available for disbursement.

5.                          Modifications.  In addition to the other modifications referred to herein, the Loan Agreement is hereby modified as of the date of this Agreement as follows:

(a)                    Section 1.5  is hereby amended in its entirety to read as follows: “Borrower’s Member” means Behringer Harvard Frisco Square LP, a Delaware limited partnership.

(b)                   All references to “Borrower’s General Partner” in the Loan Documents shall be replaced with “Borrower’s Member”.

(c)                    Section 1.6  is hereby amended to read as follows: “Change in Control” means the occurrence of any one or more of the following: (i) Borrower’s Member shall cease to own, directly, all of the member interest in Borrower or (ii) Borrower’s Member shall cease to be controlled, directly or indirectly, by either (x) Guarantor and/or (y) Behringer Harvard Opportunity REIT I, Inc., a Maryland corporation.

(d)                   Section 1.8 is hereby amended to read as follows: “Completion Deadline” means May 1, 2008.

(e)                    Section 4.33(a) is hereby modified to replace “ninety (90) days” with “one hundred twenty (120) days”.

6.                          Waiver of Conditions.  Lender acknowledges that the conditions set forth in Section 6.8 of the Loan Agreement regarding the acquisition of the Parking Land, and the execution and recording of the Parking Agreement have not occurred within 90 days of the date of the Loan Agreement and there currently exists a default under the Exchange Agreement with respect to the Closing Date thereunder, and that such default constitutes an Event of Default under Section 6.9 and Section 8.1(v) of the Loan Agreement. Lender hereby agrees that such failure (and the failure to satisfy the Additional Funding Conditions set forth in Section 6.9 of the Loan Agreement) shall not be an Event of Default under the Loan Agreement or other Loan Documents so long as the Parking Owner Affiliate closes the transactions contemplated under the Exchange Agreement and satisfies all of the Additional Funding Conditions within ninety (90) days of the date of this Agreement. In the event that Borrower does not satisfy all of the

Additional Funding Conditions within ninety (90) days of the date of this Agreement, then Lender shall have the right to declare an Event of Default under the Loan Agreement and exercise any and all remedies provided to Lender under the Loan Agreement and other Loan Documents or at law or equity.

7.                          Release of Maker.  At such time as (i) the Deed has been executed by Maker and recorded in the Real Property Records of Collin County, Texas, (ii) Borrower has executed all documents required by Lender under this Agreement and all other conditions to the assumption of the Loan in Section 3 above have been satisfied and (iii) provided that no default is then existing under this Agreement or any of the Loan Documents (all of the foregoing are herein collectively called the “Release Conditions”), Lender agrees that Maker shall be released and discharged from, and shall not be responsible to Lender, for the discharge or performance of the Maker’s and Borrower’s obligations (including any obligations to make any payment or perform any duty or obligation) pursuant to or in connection with the Note or any of the Loan Documents; provided, however, that the foregoing shall not affect, diminish, release or impair any of Maker’s obligations under any indemnification provisions contained in the Loan Documents for any matters occurring or existing prior to the Effective Date, it being agreed that Maker shall continue to remain liable for such indemnification obligations from and after the Effective Date.

8.                          Representations and Warranties of Borrower.  Borrower hereby represents and warrants to Lender that (a) upon the consummation of the transactions contemplated by this Agreement and the Deed (including the recordation of the Deed), Borrower will be the sole legal and equitable owner of the Mortgaged Property; (b) such Borrower is duly organized and legally existing under the laws of the State of Delaware, and is duly qualified to transaction business in the State of Texas; (c) the execution and delivery of, and performance under this Agreement are within such Borrower’s power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action and are not in contravention of the powers of such Borrower’s partnership agreement or other organizational documents; (d) this Agreement constitutes the legal, valid and binding obligation of Borrower enforceable in accordance with its terms; (e) the execution and delivery of this Agreement by Borrower does not contravene, result in a breach of or constitute a default under any mortgage, loan agreement, indenture or other contract, agreement or undertaking to which such Borrower is a party or by which such Borrower or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both) and do not violate or contravene any law, order, decree, rule or regulation to which Borrower is subject; and (f) to the best of Borrower’s knowledge, there exists no uncured default under the Note or any of the Loan Documents, except as disclosed herein. Borrower agrees to indemnify and hold Lender harmless against any loss, claim, damage, liability or expense (including, without limitation, reasonable attorneys’ fees) incurred as a result of any representation or warranty made by it herein proving to be untrue in any material respect.

9.                          Representations and Warranties of Maker.  Maker hereby represents and warrants to Lender that (a) as of the Effective Date and conveyance of the Mortgaged Property to Borrower, Maker is the sole legal and equitable owner of the Mortgaged Property; (b) Maker is a limited partnership duly organized and legally existing under the laws of the State of Texas; (c)

the execution and delivery of, and performance under the Deed and this Agreement are within Maker’s power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action and are not in contravention of law or the powers of Maker’s limited partnership agreement or certificate of limited partnership; (d) the Deed and this Agreement constitute the legal, valid and binding obligations of Maker enforceable in accordance with their respective terms; (e) the execution and delivery of the Deed and this Agreement by Maker do not contravene, result in a breach of or constitute a default under any mortgage, deed of trust, loan agreement, indenture or other contract, agreement or undertaking to which Maker is a party or by which Maker or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both) and do not violate or contravene any law, order, decree, rule or regulation to which Maker is subject; and (f) to the best of Maker’s knowledge, there exists no uncured default under the Note or any of the Loan Documents, except as disclosed herein. Maker agrees to indemnify and hold Lender harmless against any loss, claim, damage, liability or expense (including, without limitation, reasonable attorneys’ fees) incurred as a result of any representation or warranty made by it herein proving to be untrue in any material respect.

10.                    Representations and Warranties of Existing Guarantor.  Existing Guarantor hereby represents and warrants to Lender that (a) the Existing Guaranty constitutes the legal, valid and binding obligations of Existing Guarantor enforceable in accordance with its terms, and Existing Guarantor’s liability is not affected, diminished or impaired on account of any of the transactions evidenced or contemplated by the Deed or this Agreement; (b) the execution and delivery of this Agreement by Existing Guarantor does not contravene, result in a breach of or constitute a default under any mortgage, loan agreement, indenture or other contract, agreement or undertaking to which Existing Guarantor is a party or by which Existing Guarantor or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both) and do not violate or contravene any law, order, decree, rule or regulation to which Existing Guarantor is subject; and (c) to the best of Existing Guarantor’s knowledge, there exists no uncured default under the Existing Guaranty or any of the Loan Documents, except as disclosed herein. Existing Guarantor agrees to indemnify and hold Lender harmless against any loss, claim, damage, liability or expense (including, without limitation, reasonable attorneys’ fees) incurred as a result of any representation or warranty made by it herein proving to be untrue in any material respect.

11.                    Representations and Warranties of Lender.  Lender hereby represents to Borrower that: (a) Lender is the legal and equitable owner of the Note and the other Loan Documents; (b) the maturity of the Note has not been accelerated and, to the best of Lender’s knowledge, except as disclosed in this Agreement (and subject to the forbearance with respect to such Event of Default set forth in Section 6 of this Agreement), no Event of Default currently exists, nor, to the best of Lender’s knowledge, does any circumstance currently exist which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

12.                    Further Assurances.  Borrower, Maker or Existing Guarantor, as appropriate, upon request from Lender, agree to execute such other and further documents as may be necessary or appropriate to consummate the transactions contemplated herein or to perfect the liens and security interests intended to secure the payment of the loan evidenced by the Note.

Without limiting the foregoing, Borrower and Maker each agree to provide such documentation to Lender as Lender may reasonably require to evidence the existence and good standing of Borrower and Maker, as applicable, and the authority of Borrower and Maker to enter into the transactions evidenced by this Agreement.

13.                    Default.  If Borrower or Maker fails to keep or perform any of the covenants or agreements contained herein and such default is not cured within the grace or cure periods provided in the Loan Documents, or if any statement, representation or warranty contained herein by Maker, Existing Guarantor or Borrower is false, misleading or erroneous in any material respect, it shall constitute a default under the Loan Documents and Lender shall be entitled at its option to exercise any and all of the rights and remedies granted pursuant to the Loan Documents or which Lender may otherwise be entitled, whether at law or in equity.

14.                    Endorsement to Mortgagee Title Policy.  Contemporaneously with the execution and delivery hereof, Borrower shall, at its sole cost and expense, obtain and deliver to Lender an Endorsement of the Mortgagee Title Policy insuring the lien of the Deed of Trust, under the applicable title insurance rules and regulations, and otherwise reasonably acceptable to Lender, stating that the company issuing said Mortgagee Title Policy will not claim that policy coverage has terminated or that policy coverage has been reduced, solely by reason of the execution of this Agreement. Borrower shall also deliver to Lender a title search and UCC search within fifteen (15) days after the recording of the Deed showing no change in Lender’s first lien position with respect to the Mortgaged Property and reflecting no other liens or encumbrances not previously approved by Lender.

15.                    Ratification of Loan Documents.  Except as provided herein, the terms and provisions of the Loan Documents shall remain unchanged and shall remain in full force and effect. Any modification herein of the Loan Documents shall in no way affect the security of the Loan Documents for the payment of the Note. The promissory note described in the Loan Documents as the note secured thereby shall hereafter mean the Note as modified by this Agreement. The Loan Documents as modified and amended hereby are hereby ratified and confirmed in all respects. All liens, security interests, mortgages and assignments granted or created by or existing under the Loan Documents remain unchanged and continue, unabated, in full force and effect, to secure Maker’s and Borrower’s obligation to repay the Note.

16.                    No Offsets or Claims.  Borrower, Maker and Existing Guarantor each hereby acknowledges that the liens, security interests and assignments created and evidenced by the Loan Documents are valid and subsisting and further acknowledges and agrees that as of the Effective Date, there are no offsets, claims or defenses to the Loan Documents.

17.                    Merger.  This Agreement supersedes and merges all prior and contemporaneous promises, representations and agreements with respect to the assumption contemplated hereby. No modification of this Agreement or the Loan Documents, or any waiver of rights under any of the foregoing, shall be effective unless made by supplemental agreement, in writing, executed by Lender and Borrower. This Agreement may not in any way be explained or supplemented by a prior, existing or future course of dealings between the parties or by any prior, existing, or future performance between the parties pursuant to this Agreement or otherwise.

18.                    Notices.  Any notice or communication required or permitted hereunder or under the Loan Document shall be given in writing, sent by (a) personal delivery, or (b) expedited delivery service with proof of delivery, or (c) United States mail, postage prepaid, registered or certified mail, addressed as follows:

To Maker:	Frisco Square F1-1, Ltd.
16250 Dallas Parkway, Suite 102
Dallas, Texas 75248
Attn: Cathy Sweeney

With a copy to:	Winstead
5400 Renaissance Tower
1201 Elm Street
Dallas, Texas 75270
Attention: William R. Weinberg

To Borrower:	BHFS III, LLC
16250 Dallas Parkway, Suite 102
Dallas, Texas 75248
Attn: Cathy Sweeney

With a copy to:	Behringer Harvard Opportunity REIT I, Inc.
15601 Dallas Parkway, Suite 600
Addison, Texas 75001
Attention: Chief Legal Officer

With a copy to:	Winstead
5400 Renaissance Tower
1201 Elm Street
Dallas, Texas 75270
Attention: William R. Weinberg

To Lender:	Compass Bank
8080 N. Central Expressway, Suite 370
Dallas, Texas 75206
Attention: Commercial Real Estate,
John Reichenbach

With copy to:	Thompson & Knight LLP
1700 Pacific Avenue, Suite 3300
Dallas, Texas 75201
Attention: Mark M. Sloan

or to such other address or to the attention of such other person as hereafter shall be designated in writing by the applicable party sent in accordance herewith. Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein; provided that, service of a notice required by Tex. Property Code §51.002 shall be considered complete when the requirements of that statute are met.

19.                    Opinion of Counsel.  Upon the request of Lender, Borrower shall deliver to Lender, in form and substance satisfactory to Lender, an opinion of counsel to Borrower, opining to such matters as required by Lender, including without limitation, (i) the existence and authority of Borrower to enter into the transactions contemplated by this Agreement, (ii) the due execution and delivery of this Agreement and other documents in connection herewith, and (iii) the Loan Documents, as modified and assumed by this Agreement, are valid and binding upon Borrower and enforceable in accordance with its terms.

20.                    Lender’s Expenses.  Contemporaneously with the execution and delivery hereof, Borrower and Maker shall pay, or cause to be paid, all costs and expenses incident to the preparation hereof and the consummation of the transactions specified herein, including, without limitation, title insurance policy endorsement charges, fees and expenses of legal counsel to Lender and recording fees.

21.                    Release of Lender.  Borrower, Maker and Existing Guarantor each hereby releases, remises, acquits and forever discharges Lender, together with its employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the “Released Parties”), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date hereof, and in any way directly or indirectly arising out of or in any way connected to this Agreement or the Loan Documents, or any of the transactions associated therewith, or the Mortgaged Property, including specifically, but not limited to, claims of usury.

22.                    Counterparts.  This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

23.                    Severability of Provisions.  If any covenant, condition, or provision herein contained is held to be invalid by final judgment of any court of competent jurisdiction, the invalidity of such covenant, condition, or provision shall not in any way affect any other covenant, condition or provision herein contained.

24.                    Time of the Essence.  It is expressly agreed by the parties hereto that time is of the essence with respect to every provision contained in this Agreement.

25.                    Representation by Counsel.  The parties acknowledge and confirm that each of their respective attorneys have participated jointly in the review and revision of this Agreement and that it has not been written solely by counsel for one party. The parties hereto, therefore, stipulate and agree that the rule of construction to the effect that any ambiguities are to or may be resolved against the drafting party shall not be employed in the interpretation of this Agreement to favor either party against the other.

26.                    Governing Law.  This Agreement and the rights and duties of the parties hereunder shall be governed for all purposes by the law of the State of Texas (without giving effect to Texas’ principles of conflicts of law) and the law of the United States applicable to transactions within said State.

27.                    Successors and Assigns.  The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

28.                    Notice and Agreement.  Borrower, Maker, Existing Guarantor and Lender hereby take notice of and agree to the following:

(a)                    PURSUANT TO SUBSECTION 26.02(b) OF THE TEXAS BUSINESS AND COMMERCE CODE, A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED THEREIN EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR BY THAT PARTY’S AUTHORIZED REPRESENTATIVE.

(b)                   PURSUANT TO SUBSECTION 26.02(c) OF THE TEXAS BUSINESS AND COMMERCE CODE, THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM THE LOAN DOCUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE LOAN DOCUMENTS.

(c)                    THE LOAN DOCUMENTS AND THIS AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES THERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

29.                    Representations Regarding Loan.  Maker represents to Borrower and Lender that to Maker’s current, actual knowledge, there are no defaults existing by Lender or Maker under any of the Loan Documents.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Agreement is executed on the respective dates of acknowledgement below but is effective as of the Effective Date.

MAKER:

FRISCO SQUARE F1-1, LTD., a Texas limited partnership

By:	Fairways FS F1-1, LLC, a Texas limited liability company, its General Partner

	By:	/s/ James Leslie
	Name:	James Leslie
	Title:	Mgr of GP

[Signature Page]

BORROWER:

BHFS III, LLC, a Delaware limited liability company

By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III,
Executive Vice President- Corporate
Development & Legal and Secretary

[Signature Page]

LENDER:

COMPASS BANK, an Alabama banking corporation

By:
Tyler Malik, Assistant Vice President

[Signature Page]

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on the 1st day of August 2007, by James C. Leslie, Manager of Fairways FS F1-1, LLC, a Texas limited liability company, general partner of Frisco Square F1-1, Ltd., a Texas limited partnership, on behalf of each said entity.

/s/ Carol S. Martin
Notary Public, State of Texas

Carol S. Martin
Printed Name of Notary

My Commission Expires:

.

STATE OF TEXAS	)
)
COUNTY OF DALLAS	)

This instrument was acknowledged before me on the 2nd day of August 2007, by Gerald J. Reihsen, III, Executive Vice President- Corporate Development & Legal and Secretary of BHFS III, LLC, a Delaware limited liability company, on behalf of each said entity.

/s/ Catherine E. Mea
Notary Public, State of Texas

Catherine E. Mea
Printed Name of Notary

My Commission Expires:

7/26/08

[Acknowledgments]

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on the 3rd day of August 2007, by Tyler Malik, Assistant Vice President of Compass Bank, an Alabama banking corporation, on behalf of said banking corporation.

/s/ Suzanne C. Collie
Notary Public, State of Texas

Suzanne C. Collie
Printed Name of Notary

My Commission Expires:

.

[Acknowledgments]

Consent of Existing Guarantor:

JAMES C. LESLIE, CATHY R. SWEENEY, A. BRANT BRYAN and DAVID F. STRINGFIELD (the “Existing Guarantor”), the guarantor under the Guaranty dated of even date with the Note in favor of Lender (the “Existing Guaranty”), hereby consents to and joins in the above Assumption Agreement (including without limitation, all provisions specifically applicable to Existing Guarantor) and hereby declares to and agrees with Lender that all of the obligations of the Existing Guarantor under the Existing Guaranty are and shall be unaffected by said transactions and that the Existing Guaranty is hereby ratified and confirmed in all respects.

Executed on the respective dates of acknowledgment below but effective as of August 3, 2007.

/s/ James C. Leslie
JAMES C. LESLIE

/s/ Cathy R. Sweeney
CATHY R. SWEENEY

/s/ A. Brant Bryan
A. BRANT BRYAN

/s/ David F. Stringfield
DAVID F. STRINGFIELD

[Signature Page]

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on the 1st day of August 2007, by JAMES C. LESLIE.

/s/ Carol S. Martin
Notary Public, State of Texas

Carol S. Martin
Printed Name of Notary

My Commission Expires:

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on the 1st day of August 2007, by CATHY R. SWEENEY.

/s/ Carol S. Martin
Notary Public, State of Texas

Carol S. Martin
Printed Name of Notary

My Commission Expires:

.

[Acknowledgments]

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on the 1st day of August 2007, by A. BRANT BRYAN.

/s/ Carol S. Martin
Notary Public, State of Texas

Carol S. Martin
Printed Name of Notary

My Commission Expires:

.

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on the 1st day of August 2007, by DAVID F. STRINGFIELD.

/s/ Carol S. Martin
Notary Public, State of Texas

Carol S. Martin
Printed Name of Notary

My Commission Expires:

.

[Acknowledgments]

EXHIBIT A
Legal Description

Lot 1, Block F1 of FRISCO SQUARE PHASE 2, an addition to the City of Frisco, as recorded in Cabinet P, Page 724, Deed Records, Collin County, Texas.

A-1